Supplemental Information On Oil And Gas Exploration And Production Activities (Capitalized Costs Related To Oil And Gas Producing Activities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Supplemental Information On Oil And Gas Exploration And Production Activities [Abstract]
Proven properties	$ 25,335	$ 6,183
Unproven properties	30,810	24,083
Total	56,145	30,266
Less accumulated depreciation, depletion and amortization	(2,703)	(96)
Net	$ 53,442	$ 30,170